Exhibit 10.2

FIRST AMENDMENT

TO

AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

OF

NEXPOINT RESIDENTIAL TRUST OPERATING PARTNERSHIP, L.P.

This First Amendment (this “Amendment”), dated as of November 16, 2018, is to the Amended and Restated Limited Partnership Agreement of NexPoint Residential Trust Operating Partnership, L.P. (the “Partnership”), dated August 1, 2017, by and among NexPoint Residential Trust Operating Partnership GP, LLC, a Delaware limited liability company (the “General Partner”), and the Persons that are party thereto from time to time and whose names are set forth on Exhibit A attached thereto (as it may be amended from time to time) (as amended, the “Partnership Agreement”). All capitalized terms used herein and not otherwise defined have the respective meaning given to such terms in the Partnership Agreement.

RECITALS

A.NexPoint Residential Trust, Inc., a Maryland corporation (the “Company”), a limited partner of the Partnership, recently completed a public offering of its common stock, par value $0.01 per share, the net cash proceeds from which it contributed to the Partnership in exchange for limited partnership units of the Partnership pursuant to the Limited Partnership Units Subscription Agreement, dated November 16, 2018, by and between the Company and the Partnership.

B.In accordance with Section 4.1 and 14.1 of the Partnership Agreement, to reflect the Company’s cash contribution to the Partnership in exchange for limited partnership units of the Partnership, the General Partner has approved the amendment to the Partnership Agreement set forth herein.

AGREEMENTS

Section 1. Amendment of Exhibit A. Exhibit A of the Partnership Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

Section 2. Miscellaneous.

(a)Effect of Amendment. This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Partnership Agreement. Except as specifically amended by this Amendment, all other provisions of the Partnership Agreement are hereby ratified and remain in full force and effect.

(b)Single Document. From and after the date hereof, all references to the Partnership Agreement shall be deemed to be references to the Partnership Agreement as amended by this Amendment.

(c)Severability. In the event that any provision of this Amendment or the application of any provision of this Amendment is declared to be invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Amendment shall not be affected.

(d)Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

(e)Headings. The headings in this Amendment are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:

NexPoint Residential Trust Operating Partnership GP, LLC

By: NexPoint Residential Trust, Inc., its sole member

By: /s/ Brian Mitts

Name: Brian Mitts

Title: Chief Financial Officer, Executive VP-Finance and Treasurer

[Signature Page to First Amendment to Partnership Agreement]

EXHIBIT A

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

(As of November 16, 2018)

Name and Address of Partner	Cash Contribution	Agreed Value of Contributed Property	Total Contribution	Partnership Units	Percentage Interest

General Partner

NexPoint Residential Trust Operating Partnership GP, LLC 300 Crescent Court Suite 700 Dallas, Texas 75201					0.1% general partner

Limited Partners

NexPoint Residential Trust, Inc. 300 Crescent Court Suite 700 Dallas, Texas 75201	$85,658,977.79	N/A	$85,658,977.79	23,746,169	99.6% limited partner
BH Equities, L.L.C.	N/A	$2,000,000	$2,000,000	73,233	0.3% limited partner

A-1